UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURES	4
EXHIBIT INDEX	5

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Item 2.02  Results of Operations and Financial Condition.

On October 26, 2016, ReWalk Robotics Ltd. (the “Company”) filed with the U.S. Securities and Exchange Commission a preliminary prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Company’s registration statement on Form S-3 (File No. 333-209833) dated February 29, 2016, as amended, in connection with a proposed public offering of ordinary shares, par value NIS 0.01 per share (“Ordinary Shares”), and warrants to purchase Ordinary Shares. In the preliminary prospectus supplement, the Company disclosed certain estimated results of operations for the three and nine months ended September 30, 2016, which the Company also reported in a press release issued on October 26, 2016. A copy of this press release is being furnished herewith as Exhibit 99.1.

The information in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the 1933 Act or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated October 26, 2016 of ReWalk Robotics Ltd. titled “ReWalk Robotics Reports Preliminary Estimated Revenues of $1.4 Million for the Third Quarter of 2016.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: October 26, 2016

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 26, 2016 of ReWalk Robotics Ltd. titled “ReWalk Robotics Reports Preliminary Estimated Revenues of $1.4 Million for the Third Quarter of 2016.”

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